Exhibit 32.1
CERTIFICATION OF CHIEF EXECUTIVE OFFICER
PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906 OF
THE SARBANES-OXLEY ACT OF 2002

I, Farid Shouekani, Chief Executive Officer of Viper Networks, Inc. (the “Small Business Issuer”) do hereby certify pursuant to Rule 15d-14(b) of the Securities Exchange Act of 1934, as amended, and Section 1350 of Chapter 63 of Title 18 of the United States Code that:

(1)

The Small Business Issuer’s amended Annual Report on Form 10-KSB (Amendment No. 2) for the year ended December 31, 2004 as amended May 5, 2006 (the “Report”) to which this statement is filed as an exhibit, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Small Business Issuer.

By:/s/ Farid Shouekani Farid Shouekani Chief Executive Officer	Date: May 5, 2006